Exhibit 99.2
1 Merger of DSW Inc. and Retail Ventures, Inc. February 8, 2011

Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995 This presentation contains "forward-looking statements" within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 that are not limited to historical facts, but reflect DSW's and Retail Ventures' current beliefs, expectations or intentions regarding future events. Words such as "may," "will," "could," "should," "expect," "plan," "project," "intend," "anticipate," "believe," "estimate," "predict," "potential," "pursue," "target," "continue," and similar expressions are intended to identify such forward-looking statements. These forward-looking statements include, without limitation, statements made in DSW's "Outlook," DSW's and Retail Ventures' expectations with respect to the synergies, costs, efficiencies, and other anticipated financial impacts of the proposed transaction; future financial and operating results of the combined company; the combined company's plans, objectives, expectations and intentions with respect to future operations; approval of the proposed transaction by shareholders; the satisfaction of the closing conditions to the proposed transaction; and the timing of the completion of the proposed transaction. All forward-looking statements involve significant risks and uncertainties that could cause actual results to differ materially from those in the forward-looking statements, many of which are generally outside the control of DSW and Retail Ventures and are difficult to predict. Examples of such risks and uncertainties include, but are not limited to, the possibility that the proposed transaction is delayed or does not close, including due to the failure to receive required shareholder approvals, the taking of governmental action (including the passage of legislation) to block the transaction, or the failure to satisfy other closing conditions, and the possibility of adverse publicity or litigation, including an adverse outcome thereof and the costs and expenses associated therewith. Additional factors include, but are not limited to: DSW's success in opening and operating new stores on a timely and profitable basis; continuation of supply agreements and the financial condition of its leased business partners; maintaining good relationships with its vendors; its ability to anticipate and respond to fashion trends; fluctuation of its comparable sales and quarterly financial performance; disruption of its distribution operations; failure to retain its key executives or attract qualified new personnel; its competitiveness with respect to style, price, brand availability and customer service; uncertain general economic conditions; risks inherent to international trade with countries that are major manufacturers of footwear; risks related to DSW's cash and investments; the success of dsw.com; RVI's lease of an office facility; and liquidity risks at RVI and their impact on DSW. The risks associated with the merger will be more fully discussed in the joint proxy statement/prospectus that will be included in the Registration Statement on Form S-4 that will be filed with the SEC in connection with the merger. Additional risks and uncertainties are described in DSW's and RVI's latest annual or quarterly report, as filed with the SEC. All forward-looking statements speak only as of the time when made. Neither DSW nor Retail Ventures undertakes any obligation to revise the forward-looking statements included in this presentation to reflect any future events or circumstances. Cautionary Statement Regarding Forward-Looking Statements

Important Information for Investors and Shareholders This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. The proposed merger transaction between DSW and Retail Ventures will be submitted to the respective shareholders of DSW and Retail Ventures for their consideration. DSW will file with the Securities and Exchange Commission ("SEC") a registration statement on Form S-4 that will include a joint proxy statement of DSW and Retail Ventures that also constitutes a prospectus of DSW. DSW and Retail Ventures will mail the joint proxy statement/prospectus to their respective shareholders. DSW and Retail Ventures also plan to file other documents with the SEC regarding the proposed transaction. INVESTORS AND SECURITY HOLDERS OF RETAIL VENTURES AND DSW ARE URGED TO READ THE JOINT PROXY STATEMENT/PROSPECTUS AND OTHER RELEVANT DOCUMENTS THAT WILL BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and shareholders will be able to obtain free copies of the joint proxy statement/prospectus and other documents containing important information about DSW and Retail Ventures, once such documents are filed with the SEC, through the website maintained by the SEC at www.sec.gov. DSW and Retail Ventures make available free of charge at www.dsw.com and www.retailventuresinc.com, respectively (in the "Investor Relations" section), copies of materials they file with, or furnish to, the SEC, or investors and shareholders may contact DSW at (614) 237-7100 or Retail Ventures at (614) 238-4148 to receive copies of such documents.

Participants in the Merger Solicitation DSW, Retail Ventures, and certain of their respective directors and executive officers and certain other members of management and employees may be deemed to be participants in the solicitation of proxies from the shareholders of Retail Ventures and DSW in connection with the proposed transaction. Information about the directors and executive officers of DSW is set forth in its proxy statement for its 2010 annual meeting of shareholders, which was filed with the SEC on April 12, 2010. Information about the directors and executive officers of Retail Ventures is set forth in its proxy statement for its 2010 annual meeting of shareholders, which was filed with the SEC on May 14, 2010. These documents can be obtained free of charge from the sources indicated above. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the joint proxy statement/prospectus and other relevant materials to be filed with the SEC when they become available.

Exchange Ratio 0.435 DSW shares per outstanding RVI share Dual Class Issue low vote shares to RVI shareholders unless they elect to receive high vote shares:Low vote shares (Class A): 1 voteListed on NYSEHigh vote shares (Class B): 8 votesUnlistedExchangeable into low vote (Class A) shares at election of holder (at any time) Board Additions Addition of one independent director to DSW Board DSW Approval Majority of shares held by disinterested DSW shareholders, excluding shares held by Schottenstein Stores Corporation (SSC) and its affiliates, and affiliates of RVI. RVI Approval Majority of all RVI shareholders Terms of Proposed Transaction

Simplifies corporate structure Increases public float and trading liquidity Potential to reduce the number of diluted shares outstanding of DSW Potential to utilize $350 million in federal NOL's and additional tax credits Eliminates public company expenses for RVI Allows RVI shareholders to own DSW shares directly Expected to Create Significant Benefits for DSW and RVI Shareholders

7 Transaction Simplifies Corporate Structure Pro Forma Structure Current Structure Former RVI Shareholders DSW Public Shareholders & Former RVI Shareholders DSW Class A Stock Class B Stock RVI Shareholders DSW Public Shareholders DSW Class A Stock Class B Stock RVI

DSW public float could increase by over 60% Public float increases from approximately 16.8 million shares to 27.5 million shares assuming 100% of public RVI shareholders (excluding shares held by Schottenstein Stores Corporation and its affiliates) elect to receive class A shares. 1 Improves liquidity of DSW stock 1 RVI's largest shareholder, Schottenstein Stores Corporation and its affiliates, has indicated it intends to elect to receive Class B shares. Expected Increase in Public Float and Trading Liquidity

Transaction results in slightly fewer DSW diluted shares outstanding1 Transaction provides DSW with option to settle PIES for cash at maturity 2 DSW has sufficient cash Settlement of PIES in cash would result in ~10% fewer DSW diluted shares outstanding3 1 Based on RVI and DSW share counts as of January 29, 2011. Assumes share settlement of PIES and net exercise of all outstanding RVI warrants and options. 2 Face value of outstanding PIES is approximately $134 million and mature in September 2011. 3 Based on RVI and DSW share counts as of January 29, 2011. Assumes cash settlement of PIES and net exercise of all outstanding RVI warrants and options. Potential to Reduce the Number of Diluted Shares Outstanding of DSW

Access to NOLs Resulting in Significant Cash Savings Potential to utilize ~$350 million in NOLs and additional tax credits DSW will succeed to the tax attributes of RVI and, as such, it is expected that DSW will be able to utilize RVI's NOLs and tax credits.

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